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                                     Consent

        I, Dan Purjes, do hereby consent to the use of my name in the Registration Statement on Form SB-2 to be filed by Snowdance, Inc. on August 11, 1997 in connection with the issuance of 800,000 shares of its Common Stock.


                                                  ------------------------
                                                  Dan Purjes


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